                                                                   EXHIBIT 10.15












                                 LEASE AGREEMENT

                                 BY AND BETWEEN

                     WHLNF REAL ESTATE LIMITED PARTNERSHIP,
                         A DELAWARE LIMITED PARTNERSHIP
                                  ("LANDLORD")

                                       AND

                               MCDATA CORPORATION,
                             A DELAWARE CORPORATION
                                   ("TENANT")

                                 LEASE AGREEMENT
                                    (NNN R&D)

BASIC LEASE INFORMATION

LEASE DATE:               September 12, 1997

LANDLORD:                 WHLNF Real Estate Limited Partnership, a
                          Delaware limited partnership

LANDLORD'S ADDRESS:       c/o Lincoln Property Company Management Services, Inc.
                          101 Lincoln Centre Drive, Fourth Floor
                          Foster City, California  94404-1167

TENANT:                   McDATA Corporation, a Delaware corporation

TENANT'S ADDRESS:         310 Interlocken Parkway
                          Broomfield, Colorado 80021

PREMISES:                 That certain real property more particularly described
                          on EXHIBIT A-1 attached hereto as outlined on the site plan attached hereto as EXHIBIT A-2 ("LAND"), together with all improvements located thereon, including that certain building known as the McDATA Building (the
                          "Building") containing approximately 121,970 rentable square feet of space, and the surface parking areas, driveways, sidewalks, walkways, accessways, land scaping and land surrounding the Building. The Pre mises are located within that certain business park commonly known as the Interlocken Advanced Tech nology Environment (the "Park").

PREMISES ADDRESS:         310 Interlocken Parkway
                          Broomfield, Colorado 80021

TERM: The period commencing on June 17, 1998 ('Com mencement Date"), and expiring on December 31, 2003 ("Expiration Date"), subject to extension pursu ant to Addendum 1 to the Lease (the "Term").

BASE RENT (Sec. 3):          PORTIONS OF TERM                    BASE RENT
                                                                (PER MONTH)

                             JUNE 17, 1998 THROUGH              $124,002.83
                             JUNE 16, 2003

                             JUNE 17, 2003 THROUGH              $150,868.40
                             DECEMBER 31, 2003

SECURITY DEPOSIT (Sec. 4):   FIFTY THOUSAND AND NO/100 DOLLARS ($50,000)

PERMITTED USES (Sec. 9):     THE BUILDING SHALL BE USED BY TENANT FOR: OFFICE,
                             RESEARCH AND DEVELOPMENT, WAREHOUSE AND
                             MANUFACTURING OF COMPUTER EQUIPMENT, BUT ONLY TO
                             THE EXTENT PERMITTED BY APPLICABLE LAWS AND THE
                             CITY OF BROOMFIELD, COLORADO AND ALL AGENCIES AND
                             GOVERNMENTAL AUTHORITIES HAVING JURISDICTION
                             THEREOF.

BROKER (Sec. 38):            LINCOLN PROPERTY COMPANY MANAGEMENT SERVICES,
                             INC.

EXHIBITS:                    EXHIBIT A-1 - LEGAL DESCRIPTION OF PREMISES
                             EXHIBIT A-2 - SITE PLAN OF PREMISES

                             EXHIBIT B - RULES AND REGULATIONS

                             EXHIBIT C - HAZARDOUS MATERIALS DISCLOSURE
                                         CERTIFICATE

                             EXHIBIT D - TENANT CERTIFICATE


ADDENDA:                     ADDENDUM 1:  OPTION TO EXTEND THE LEASE

                                TABLE OF CONTENTS


1.       PREMISES..............................................................1

2.       EXPIRED LEASE.........................................................1

3.       RENT..................................................................1

4.       SECURITY DEPOSIT......................................................2

5.       TENANT IMPROVEMENTS...................................................3

6.       ADDITIONAL RENT.......................................................3

7.       UTILITIES.............................................................7

8.       LATE CHARGES..........................................................7

9.       USE OF PREMISES.......................................................8

10.      ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES.................10

11.      REPAIRS AND MAINTENANCE..............................................11

12.      INSURANCE............................................................13

13.      WAIVER OF SUBROGATION................................................16

14.      LIMITATION OF LIABILITY AND INDEMNITY................................16

15.      ASSIGNMENT AND SUBLEASING............................................17

16.      AD VALOREM TAXES.....................................................19

17.      SUBORDINATION........................................................19

18.      RIGHT OF ENTRY.......................................................20

19.      ESTOPPEL CERTIFICATE.................................................21

20.      TENANT'S DEFAULT.....................................................21

21.      REMEDIES FOR TENANT'S DEFAULT........................................23

22.      HOLDING OVER.........................................................24

23.      LANDLORD'S DEFAULT...................................................25

24.      PARKING..............................................................25

25.      SALE OF PREMISES.....................................................25

26.      WAIVER...............................................................26

27.      CASUALTY DAMAGE......................................................26

28.      CONDEMNATION.........................................................28

29.      ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS............................28

30.      FINANCIAL STATEMENTS.................................................32

31.      GENERAL PROVISIONS...................................................32

32.      SIGNS................................................................35

33.      MORTGAGEE PROTECTION.................................................35

34.      QUITCLAIM............................................................36

35.      MODIFICATIONS FOR LENDER.............................................36

36.      WARRANTIES OF TENANT.................................................36

37.      COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT......................36

38.      BROKERAGE COMMISSION.................................................37

39.      QUIET ENJOYMENT......................................................38

40.      LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED
         OBLIGATIONS..........................................................38

ADDENDUM .....................................................................40


EXHIBITS

EXHIBIT A-1     -     LEGAL DESCRIPTION OF PREMISES
EXHIBIT A-2     -     SITE PLAN OF PREMISES
EXHIBIT B       -     RULES AND REGULATIONS
EXHIBIT C       -     HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE-EXAMPLE
EXHIBIT D       -     TENANT CERTIFICATE

                                 LEASE AGREEMENT

DATE: This Lease is made and entered into as of the Lease Date defined in the Basic Lease Information. The Basic Lease Information set forth on Pages (i)-(iii) (and all defined terms set forth therein) are hereby incorporated as part of this Lease, and this Lease and the Basic Lease Information are and shall be construed as a single instrument.

         1. PREMISES: Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein, and for the Term set forth in the Basic Lease Information. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage of the Building shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information and is not subject to remeasurement or adjustment by Tenant.

         2. EXPIRED LEASE: Landlord and Tenant hereby acknowledge and agree that, prior to the Commencement Date, Tenant has been in possession of the Premises pursuant to that certain Lease Agreement dated as of November 16, 1987 by and between Tenant and Landlord's predecessor-in-interest, CG Lot 2 Partnership ("CG"), as amended by that certain Modification of Lease Agreement by and between Tenant and CG dated as of January 19, 1988, that certain Second Modification of Lease Agreement by and between Tenant and CG dated as of January 26, 1989 and that certain Third Modification of Lease Agreement by and between Tenant and Landlord's predecessor-in-interest, SNET Real Estate, Inc. ("SNET"), dated as of February 25, 1994, (collectively, the "Expired Lease"). Landlord succeeded to the interests of CG and SNET as landlord under the Expired Lease. The Expired Lease and any and all subleases and sub- subleases of the Premises or any portion thereof shall expire on June 16, 1998. Upon the Commencement Date, the Expired Lease shall have no further force or effect (except for any provisions contained therein which expressly survive expiration, including the reconciliation of any prepaid operating expenses and taxes which were made by Tenant to the Landlord [and to the prior Landlord and transferred to Landlord in connection with Landlord's purchase of the Premises] with respect to the last year of such Expired Lease) and this Lease shall govern and control Tenant's occupancy of the Premises from and after June 17, 1998.

         3. RENT: On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease. Tenant agrees to pay Landlord, without prior notice or demand, or abatement, offset, deduction or claim, the Base Rent specified in the Basic Lease Information, payable in advance at Landlord's address specified in the Basic Lease Information on the Commencement Date and thereafter on the first
(1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent set forth in the

Basic Lease Information, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, all Operating Expenses, Tax Expenses and Utility Expenses, all in the manner as specified in Sections 6 and 7 of this Lease. The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Tenant shall otherwise perform all other obligations of Tenant required hereunder. The Rent for any fractional part of a calendar month at the commencement or termination of the Term of this Lease shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.

         4. SECURITY DEPOSIT: Landlord and Tenant acknowledge and agree that the security deposit paid by Tenant under the Expired Lease was in the same amount as the Security Deposit specified in the Basic Lease Information and such security deposit was transferred to Landlord in connection with Landlord's purchase of the Premises. Landlord shall retain such security deposit under the Expired Lease, and upon the Commencement Date, such security deposit shall be transferred to this Lease as the Security Deposit for the performance by Tenant of its obligations under this Lease. If, as a result of Landlord's application of the security deposit under the Expired Lease, the amount of such security deposit held by Landlord as of the Commencement Date is less than $50,000.00. Tenant shall, upon the Commencement Date, deliver to Landlord supple mental funds such that as of the Commencement Date the Security Deposit held by Landlord under this Lease equals $50,000.00. If Tenant is in default under this Lease, Landlord may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held to increase such deposit to the amount specified in the Basic Lease Information. As soon as practicable after the termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined solely by Landlord, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all such excess sums as reasonably determined by Landlord. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.

         5. TENANT IMPROVEMENTS: Tenant hereby accepts the Premises in its "As Is" condition, as suitable for Tenant's intended use and as being in good operating order, condition and repair. Tenant acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability, safety, fitness or condition of the Premises for the conduct of Tenant's business, or Tenant's use of the Premises, or for any other purpose, including without limitation, any storage incidental thereto, or for any other purpose, and that neither Landlord nor any of Landlord's agents, representatives or employees has agreed to undertake any alterations or construct any improvements to the Premises, except as expressly provided in this Lease. Any exception to the foregoing provisions must be made by express written agreement by both parties.

         6. ADDITIONAL RENT: The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent (and other than Utility Expenses which are to be paid directly by Tenant pursuant to the provisions of Section 7) are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

              6.1 OPERATING EXPENSES: In addition to the Base Rent set forth in
Section 3. Tenant shall pay all Operating Expenses as Additional Rent. The Term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the Premises and all amounts payable by Landlord or assessed against Landlord or the Premises in connection with the Park (including as may be required under any Recorded Matters, including, but not limited to, the CC&Rs, as such terms are defined in Section 9.1 below). These Operating Expenses may include, but are not limited to:

                   6.1.1 Landlord's cost of repairs to, and maintenance and replacement of the roof, the roof membrane and the exterior walls of the Building;

                   6.1.2 Landlord's cost of repairs to, and maintenance and replacement of, the outside paved area, parking areas, landscaping and other areas of the Land and snow removal;

                   6.1.3 Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" or "special purpose" coverage), Landlord's liability insurance and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, and the Premises, rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six
(6) months commenc ing on the date of loss, and subject to the provisions of
Section 27 below, any deductible;

                   6.1.4 Landlord's cost of: (i) modifications and/or new improvements to the Premises occasioned by any rules, laws or regulations effective subsequent to the date on which the Building was originally constructed; (ii) reasonably necessary replacement improvements to the Premises after the Commencement Date; and (iii) new improvements to the Premises that reduce operating costs or improve life/safety conditions, all as reasonably determined by Landlord, and subject to Tenant's approval which will not be unreasonably withheld or delayed;

                   6.1.5 Landlord's cost of repair and service contracts for those repairs and/or services which are Landlord's responsibility to repair and/or provide pursuant to this Lease, including repair contracts for the roof and exterior walls, all of which contracts shall be procured by Landlord (but excluding all repair contracts for the HVAC equipment or any other equipment now or hereafter in or serving the Building, and all janitorial services, trash and refuse collection for the Building, which shall be maintained or provided by Tenant at Tenant's sole cost and expense);

                   6.1.6 Landlord's establishment of reasonable reserves for replacement and/or repairs of improvements, equipment and supplies to or for the Premises (but if such reserves are not applied and used by Landlord to pay for the costs of such replacements and/or repairs, then Tenant shall be entitled to a reimbursement for the costs of the reserves so paid for by Tenant on an estimated basis as part of the reconciliation of Operating Expenses pursuant to
Section 6.4 below);

                   6.1.7 Landlord's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Premises;

                   6.1.8 Landlord's cost for the repairs and maintenance items set forth in Section 11.2 below; and

                   6.1.9 Landlord's cost for the management and administration of the Premises, including without limitation, a property management fee, accounting, auditing, billing, salaries for clerical and supervisory employees (whether located on the Premises or off-site) and all fees, licenses and permits related to the ownership, operation and management of the Premises in an amount not to exceed three percent (3%) of the gross annual revenues for the Premises (as such gross annual revenues shall be estimated by Landlord each calendar year pursuant to Section 6.3 below, with an annual reconciliation to determine the actual amount of gross revenues and management fee for such calendar year pursuant to Section 6.4 below).

              6.2 TAX EXPENSES: In addition to the Base Rent set forth in
Section 3, Tenant shall pay to Landlord all "Tax Expenses," which for purposes hereof shall mean all real property taxes applicable to the Premises, and including, without limitation, all real property taxes (and increases thereon) attributable, in Landlord's sole discretion, to any and all alterations, tenant improvements or other improvements of any kind, which are located within the Building or on or about the Premises, and all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property in, on or about the Premises. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improve ment bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Building and/or the Land, as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises or the occupancy of Tenant or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord.

              6.3 PAYMENT OF EXPENSES: Landlord shall estimate the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year during the Term of this Lease and Tenant shall pay one- twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first (1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease (including any extensions of the Term). Tenant's obligations to pay Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease. Landlord shall provide Tenant with a budget for such expenses at least ninety
(90) days prior to the beginning of each calendar year, or as soon as reasonably possible thereafter.

              6.4 ANNUAL RECONCILIATION: By April 30th of each calendar year following the calendar year in which this Lease commences, or as soon thereafter as reasonably possible. Landlord shall furnish Tenant with an accounting of actual Operating Expenses and Tax Ex penses. Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to

Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date (or to provide Tenant with the budget described in Section 6.3 by the date set forth therein) shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of this Lease has expired, refund the amount of overpayment to Tenant. If the Term of this Lease expires prior to the annual reconciliation of Operating Expenses and Tax Expenses, Landlord shall have the right to reasonably estimate such reconciliation of Operating Expenses and Tax Expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpay ment to Tenant as soon as practicable thereafter. Notwithstanding the foregoing, failure of Landlord to accurately estimate Operating Expenses and/or Tax Expenses or to otherwise perform such reconciliation, including without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of this Lease or at any time after the expiration of earlier termination of this Lease.

              6.5 AUDIT: After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense through any accountant designated by it) shall have the right to examine and/or audit the books and records evidencing Operating Expenses and Tax Expenses for the previous one (1) calendar year, during Landlord's reasonable business hours, but not more frequently than once during any calendar year. Notwithstanding the foregoing, Tenant shall have no right to conduct such examination or audit, have an audit performed by the selected expert as described below, or object to or otherwise dispute the amount of the Operating Expenses or Tax Expenses payable by Tenant pursuant to this Section 6, unless Tenant notifies Landlord of such dispute and causes such examination and audit to be conducted and completed within six (6) months immediately following Landlord's delivery of the particular annual reconciliation in question. Notwithstanding any such examination and/or audit, Tenant shall continue to make payments as required by any annual reconciliation, provided that such payments may be made under protest pending completion of the audit and any determination by the selected expert, as defined below. Any such accountant or accounting firm designated by Tenant may not be compensated on a contingency fee basis. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accountant or accounting firm, as the case may be, and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents. Landlord and Tenant shall use their best efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant with respect to Landlord's reconciliation of such costs and expenses. If Landlord disagrees with the results of such audit, the disagreement shall be referred by Landlord for prompt decision by a mutually acceptable public accountant or other professional consultant and a determination signed by the selected expert shall be final and binding on both Landlord and Tenant. Any adjustment required to any previous payment made by Tenant or Landlord by reason of such decision shall be made within fourteen (14) days after determination is made by the expert. If the adjustment to be paid to Tenant is greater than five percent (5%), Landlord will pay the cost of the expert; otherwise Tenant will pay the cost of the expert.

         7. UTILITIES: Tenant shall contract and pay for all utilities to the Building and the Premises, including, without limitation, all water, sewer use, sewer discharge fees, gas, heat, electricity, and telephone supplied to the Premises, and all connection fees and hook-up charges therefor, together with any assessments or charges for utility or similar purposes included within any tax bill for the Premises, including, without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges and any penalties related thereto (collectively, "Utility Expenses"). Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services. Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building or the Land, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency. any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof, or as a result directly or indirectly of any such rationing or restrictions.

         8. LATE CHARGES: Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment by Tenant to Landlord of Base Rent, Operating Expenses, Tax Expenses, or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by and encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord within five (5) days after written notice that the same is past due, Tenant shall promptly pay to Landlord an additional sum equal to five percent (5%) of such delinquent amount plus interest on such delinquent amount at the rate (the "Interest Rate") equal to the LESSER of (i) the prime rate announced from time to time by the Bank of America plus three percent (3%), or (ii) the highest rate permitted by applicable laws for the time period such payments are delinquent as a late charge for every month or portion thereof that such sums remain unpaid. If Tenant delivers to Landlord a check for which there are not sufficient funds. Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

         9. USE OF PREMISES:

              9.1 COMPLIANCE WITH LAWS, RECORDED MATTERS, AND RULES AND
REGULATIONS: The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii) does not violate any zoning or building restrictions or any other Laws (as defined in this Section 9.1 below), and (iii) is in compliance with the Recorded Matters (as defined in this Section 9.1 below) as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), (b) any and all documents, matters or instruments, and any supplements thereto, including without limitation, the Covenants, Condi tions and Restrictions recorded in the County in which the Premises are located on January 24, 1990 as Film No. 1612, Reception No. 01025034, as amended by First Amendment recorded on September 18, 1992 as Film No. 1740, Reception No. 01194772, and as further amended by Second Amendment recorded on March 4,1994 as Film No. 1947 and Reception No. 01402124 (collectively, the "CC&Rs"), which Tenant hereby acknowledges Tenant has received from Landlord, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building, the Land and/or the Park, or any portion thereof (collec tively, the "Recorded Matters"), and (c) any and all rules and regulations set forth in EXHIBIT B, attached to and made a part of this Lease, and any other reasonable rules and regulations promulgated by landlord now or hereafter enacted relating to parking and the operation of the

Premises (collectively, the "Rules and Regulations"). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Building and on or about the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements, or alterations to the Premises, Building or the Land occasioned by the enactment of, or changes to, any Laws arising from Tenant's use of the Premises or alterations, improve ments or additions made to the Premises regardless of when such Laws became effective.

              9.2 PROHIBITION ON USES: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or the Premises or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other buildings in the Park, or other persons or businesses in the area, or allow the Premises to be used for any unlawful or objectionable purpose, as deter mined by Landlord, in its reasonable discretion, for the benefit, quiet enjoyment and use by Landlord and all other tenants or occupants of other buildings in the Park; nor shall Tenant cause maintain or permit any private or public nuisance in, on or about the Premises, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Building for any period of time, other than vehicles for parking in the parking areas of the Land and other than the existing nitrogen tank and trash compactor which are located on the Land, and other than those other items which may be approved by Landlord. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designated load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas, nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters or in any enclosed trash areas provided Tenant shall honor the terms of the CCR's relating to the Premises, the Building, the Land and/or the Park. Tenant shall honor the

Rules and Regulations. If Tenant fails to comply with such Laws, the CCR's Rules and Regula tions and/or the provisions of this Lease, Landlord shall have the right to collect from Tenant, in addition to all rights and remedies of Landlord hereunder, Landlord's reasonable costs and expenses, if any, to cure any of such failures of Tenant, if Landlord, at its sole option, elects to undertake such cure.

         10. ALTERATIONS AND ADDITIONS; AND SURRENDER OF PREMISES:

              10.1 ALTERATIONS AND ADDITIONS: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord. If any such alteration or addition is expressly permitted by Landlord, Tenant shall deliver at least twenty (20) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non- Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor approved by Landlord in writing, which approval shall not be unreasonably withheld and shall be provided or refused within ten (10) business days after Tenant's request therefor, at Tenant's sole expense in compliance with all applicable Laws (including, but not limited to, the ADA as defined herein), Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Notwith standing the foregoing, Tenant shall not be permitted to make a permit any alterations or additions to the Premises which affect the structural components of the Building or of the portions of the Premises exterior to the Building, without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion.

              10.2 SURRENDER OF PREMISES: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with the fixtures (other than trade fixtures), additions and improvements which Landlord has notified Tenant, in writing, that Landlord will require Tenant not to remove, to Landlord in as good a condition and repair as of the date of execution of this Lease (including, but not limited to, replacing all light bulbs and ballasts not in good working condition), except for reasonable wear and tear. Reason able wear and tear shall not include any damage or deterioration to the floors of the Building arising from the use of forklifts in, on or about the Building (including, without limitation, any marks or stains of any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant or Tenant otherwise performing all of its obligations under this Lease. Upon such termination of this Lease, Tenant shall remove all tenant signage, trade fixtures, furniture furnishings, personal property, additions, and other improve-ments unless Landlord requests, in writing, that Tenant not remove some or all of such fixtures (other than trade fixtures, furniture, furnishings and personal property), additions or improve ments installed by, or on behalf of, Tenant or situated in or about the Premises. By the date which is twenty (20) days prior to such termination of this Lease, Landlord shall notify Tenant in writing of those fixtures (other than trade fixtures, furniture, furnishings and personal property), alter ations, additions and other improvements which Landlord shall require Tenant not to remove from the Premises. Tenant shall repair any damage caused by the installation or removal of such signs, trade fixtures, furniture, furnishings, fixtures, additions and improvements which are to be removed from the Premises by Tenant hereunder. If Landlord fails to notify Tenant at least twenty (20) days prior to such termination of this Lease, then Tenant shall remove all tenant signage, alterations, furniture, furnishings, trade fixtures, additions and other improvements installed in or about the Premises at any time by, or on behalf of Tenant. Tenant shall ensure that the removal of such items and the repair of the Premises will be completed prior to such termina tion of this Lease.

         11. REPAIRS AND MAINTENANCE:

              11.1 TENANT'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for those portions of the Premises to be maintained by Landlord, as provided in
Section 11.2 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises in good, clean and safe condition and repair to the reasonable satisfaction of Landlord, including, but not limited to, repairing any damage caused by Tenant or Tenant's Representatives and replacing any property in, on or about the Premises so damaged by Tenant or Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for (i) providing all janitorial services for the Building including the refuse and trash removal from the Premises, and (ii) maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning units, equipment and systems now or hereafter located in or on the Building, (b) all plumbing systems and equipment and electrical wiring and equipment, (c) all interior lighting (including, without limitation, light bulbs and/or ballasts), (d) all interior and exterior glass, windows, window frames, window casements, skylights, doors, door frames and door closures, (e) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (f) all tenant signage, (g) lifts for disabled persons serving the Premises, (h) sprinkler systems, fire protection systems and security systems, and (i) all partitions, fixtures, equipment, interior painting, and interior demising walls). Tenant shall procure and maintain, at Tenant's sole cost and expense, repair and service contracts for those portions of the Premises which Tenant is responsible for maintaining, repairing and replacing (as set forth above in this Section 11.1), including, but not limited to, the following contracts: (A) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s); and (B) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services) (collectively, the "Service Contracts"). If Tenant fails to repair and maintain the Premises as required pursuant to the foregoing provisions of this Section 11.1, Landlord shall have the right, in addition to its other remedies in
Section 11.3 below and elsewhere in this Lease, to require Tenant to enter in to a new Service Contract for the service which Tenant failed to so perform with a new service provider, which service provider shall be selected by Tenant from a list of at least three new service providers delivered by Landlord to Tenant; if Tenant fails to enter into such new Service Contract with a new service provider within ten (10) days after Landlord's request, then Landlord may procure and maintain such Service Contract with a new service provider selected by Landlord, and Tenant shall reimburse Landlord for the cost thereof in accordance with the provisions of Section 11.3 below. Tenant shall deliver to Landlord a true and complete copy of each Service Contract pertaining to HVAC, elevator, and fire, life safety and sprinkler systems, and any and all renewals or extensions thereof, and each service report or other summary received by Tenant pursuant to or in connection with such Service Contracts.

              11.2 LANDLORD'S REIMBURSABLE REPAIR AND MAINTENANCE OBLIGATIONS:
Subject to the provisions of Sections 6 and 27 of this Lease and except for (i) the obligations of Tenant set forth in Sections 9.1 and 11.1 above, and (ii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair the roof, roof membranes, exterior walls and foundations of the Building and the structural elements of the Building, exterior lighting, exterior painting of the Building and underground water and sewer pipes outside the exterior walls of the Building (however, the cost of maintenance and repair of the foundations, the roof (other than the roof membranes), the structural elements of the Building and the underground water and sewer pipes shall not be included in Operating Expenses or otherwise passed-through to Tenant unless the same is required due to the negligence or willful misconduct of Tenant or Tenant's Representatives), and the exterior landscaping (including sprinklers), surface parking areas, driveways, walkways, accessways and sidewalks of the Land (collectively, the "Landlord Repair Items"). For purposes of this Section 11.2, the term "exterior" shall mean exterior to the Building.

              11.3 TENANT'S FAILURE TO PERFORM REPAIRS AND MAINTENANCE
OBLIGATIONS: Except for normal maintenance and repair of the items described in
Section 11.1 above, Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord. If Tenant refuses or neglects to repair and maintain the Premises properly as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs and/or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to

Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives and is not insured or required to be insured by Tenant pursuant to this Lease. In the event Landlord makes such repairs and/or maintenance, upon completion thereof, Tenant shall pay to Landlord, as additional rent, the Landlord's costs for making such repairs and/or maintenance, plus twenty percent (20%) for overhead, upon presentation of a bill therefor. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.

         12. INSURANCE:

              12.1 TYPES OF INSURANCE: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant, Landlord and Landlord's lender(s), as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender(s) which afford the following coverages: (i) worker's compensation; statutory limits; (ii) employer's liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence; (iii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use and or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, products liability, personal and advertising, and a plate-glass rider to provide coverage for all glass in, on or about the Premises including, without limitation, skylights. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollars ($2,000,000) aggregate limit and excess/umbrella insurance in the amount of Two Million Dollars ($2,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit; (iv) automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v) "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage (and damage for flood and earthquake), covering damage to or loss of any of (a) Tenant's personal property, trade fixtures and inventory located in, on or about the Premises, and (b) and all systems, equipment, tenant improvements, alterations, additions located in the Building and interior portions of the Building, including the heating, ventilation and air conditioning, plumb ing, life safety, security, electrical or other systems and equipment now or hereafter located in the Building (but excluding the Landlord Repair Items which Landlord is required to repair pursuant to Section 11.2 above). Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph (v); (vi) business interruption of Tenant, together with, if the property of Tenant's invitees is to be kept in, on or about the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in, on or about the Premises; and (vii) such other insurance as Landlord deems necessary and prudent or as may otherwise be required by any of Landlord's lenders or joint venture partners.

              12.2 INSURANCE POLICIES: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of Colorado, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Reports." Any deductible amounts under any of the insurance policies required hereunder shall not exceed One Thousand Dollars ($1,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancellable or otherwise subject to modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten
(10) days' notice has been given to Landlord and Landlord's lender(s)). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord and Landlord's lender(s) as required by this Lease.

              12.3 ADDITIONAL INSUREDS AND COVERAGE: landlord, any property management company and/or agent of Landlord for the Premises, the Building or the Land, and any lender(s) of Landlord having a lien against the Premises shall be named as additional insureds under all of the policies required in Section 12.1(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises, whether such events occur within the Building or in any other areas of the Premises. It is not contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein.

              12.4 FAILURE OF TENANT TO PURCHASE AND MAINTAIN INSURANCE: In the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the Term of this Lease (including any renewals or extensions), Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all damages which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance. If Tenant fails to maintain any insurance required in this lease, Tenant shall be liable for all losses, damages and costs resulting from such failure.

              12.5 LANDLORD'S INSURANCE: Landlord shall insure the Building and the Premises during the Term of this Lease against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage and "all risk" property insurance, including vandalism coverage and malicious mischief and sprinkler leakage; provided, however, that notwithstanding the foregoing, in no event shall Landlord be required to insure Tenant's personal property, trade fixtures or inventory, or any tenant improvements, alterations, additions in or on the Building, or any of the Building's systems or equipment now or hereafter located in or on the Building or any other items which Tenant is obligated to insure with respect to the Premises as set forth in Section 12.1 above. Such coverage shall be in such amounts, from such companies and on such terms and conditions, including deductible amounts, as Landlord may from time to time determine. Additionally, at the option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and a one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building or any portion thereof. Upon inquiry by Tenant, from time to time, Landlord shall inform Tenant of such coverage carried by Landlord and shall provide to Tenant a certificate evidencing such property damage insurance coverage maintained by Landlord. The cost of all insurance maintained by Landlord with respect to the Premises (including the insurance required under this Section 12.5) shall be included in Operating Expenses.

         13. WAIVER OF SUBROGATION: Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.

         14. LIMITATION OF LIABILITY AND INDEMNITY:

              14.1 INDEMNITY: Except to the extent damage resulting from the sole active gross negligence or willful misconduct of Landlord or Landlord's authorized representatives, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, members, directors, employees, representatives, agents, contractors, shareholders, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises, (ii) the conduct of Tenant's business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in, on or about the Premises,
(iv) in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representa tives, or third party persons, and/or (v) Tenant's failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

              14.2 LIMITATION OF LIABILITY: Except to the extent of damage resulting from the sole active gross negligence or willful misconduct of Landlord or Landlord's authorized represen tatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of Landlord's lender(s), partners, members, property management company (if other than Landlord), employees, representatives, legal representatives, successors or assigns shall at any time or to any extent whatsoever by liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building.

         15. ASSIGNMENT AND SUBLEASING:

              15.1 PROHIBITION: Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assign ment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant hereby agrees that Landlord may withhold its consent to any proposed sublease or assignment if the proposed sublessee or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) and/or Environmental Laws (defined below) beyond those requirements which are applicable to Tenant, unless the proposed sublessee or assignee shall (a) first deliver plans and specifications for complying with such additional requirements and obtain Landlord's written consent thereto, and
(b) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. If Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord at least thirty (30) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require; and
(iii) the aforementioned plans and specifications, if any. Within ten (10) days after Landlord's receipt of a written request from Tenant that Tenant seeks to sublet or assign all or any portion of this Lease or the Premises. Landlord shall deliver to Tenant a copy of Landlord's standard form of sublease or assignment agreement (as applicable), which instrument shall be utilized for each proposed sublease or assignment (as applicable), and such instrument shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof. As Additional Rent hereunder, Tenant shall pay to Landlord a fee in the amount of Five Hundred Dollars ($500) plus Tenant shall reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any actual or proposed assignment or subletting. In the event the sublease or assignment (1) by itself or taken together with prior sublease(s) or partial assignment(s) covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises or (2) is for a term which by itself or taken together with prior or other subleases or partial assignments is greater than fifty percent (50%) of the period remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right to be exercised by giving written notice to Tenant, to recapture the space described in the sublease or assignment. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease or assignment space, or, if the proposed sublease or assignment space covers all the Premises, it shall serve to terminate the entire Term of this Lease in either case, as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublessee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the Term of this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of the Lease. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by Tenant, a permitted sublessee or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted by such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accounting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions be deemed to be a substitute for the requirement that Tenant obtain Landlord's prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by Landlord of any of its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. For purposes hereof, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (whether pursuant to one or more transfers) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord.

              15.2 EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consider ation provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease. Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder.

              15.3 WAIVER: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

         16. AD VALOREM TAXES: Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on, in or about the Premises, and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

         17. SUBORDINATION:

              17.1 SUBORDINATION: Subject to Section 17.3 below, this Lease, at Landlord's option, shall be subject and subordinate to the liens of any mortgages or deeds of trust and to any ground leases, in any amount or amounts whatsoever now or hereafter placed on or against the Premises or any portion thereof, or on or against Landlord's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgagee or trustee or ground lessor shall elect to have this Lease made prior to the lien of its mortgage or deed of trust or ground lease and shall give written notice thereof to Tenant, this Lease shall be deemed to be prior to such mortgage or deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage or deed of trust or ground lease.

              17.2 SUBORDINATION AGREEMENT: Tenant covenants and agrees to execute and deliver upon demand, without charge therefor, such further instruments evidencing such subordi nation of this Lease to the lien of any such ground leases, mortgages or deeds of trust as may be required by Landlord. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, or if any ground or underlying lease is terminated, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or underlying lease, as the case may be, if so requested to do so by such purchaser or lessor and/or if required to do so pursuant to any subordination, non-disturbance and attornment agreement executed pursuant to
Section 17.3 below, and to recognize such purchaser or lessor as the lessor under this Lease, provided such purchaser or lessor agrees not to disturb Tenant's use, occupancy or quiet enjoyment of the Premises while Tenant is not in default under this Lease.

              17.3 EXISTING AGREEMENT: Tenant hereby acknowledges that as of the date on which Landlord and Tenant execute this Lease there is a deed of trust encumbering, and in force against, the Premises in favor of General Electric Capital Corporation, a New York corporation (the "Current Lender"). Simultaneously with Tenant's execution of this Lease, Tenant shall sign, notarize and deliver a subordination, non-disturbance and attornment agreement substantially in the form of Exhibit D attached hereto. If Landlord at any time during the Term of this Lease causes the Premises to be encumbered by a new deed of trust or mortgage pursuant to which the beneficiary of such deed of trust or mortgage is a party or entity other than the Current Lender, and/or if any party which acquires, or otherwise succeeds to, Landlord's interest in the Premises (including without limitation, any ground lessee) encumbers or places a lien against the Premises with a mortgage, deed of trust or similar security instrument and the beneficiary thereof requires this Lease to be subordinated to such encumbrance or lien, Landlord or the successor of Landlord will use commercially reasonable efforts to provide to Tenant a subordination, non-disturbance and attornment agreement in form reasonably acceptable to Landlord or such successor of Landlord, the subject beneficiary and Tenant. If said subordination, non-disturbance and attornment agreement is required and agreed upon by the aforesaid parties, Landlord or the successor of Landlord, the subject beneficiary and Tenant shall cause any such subordination, non-disturbance and attornment agreement to be executed, acknowledged and recorded concur rently with, or as soon as practicable after, the execution and recordation of any such lien, deed of trust or mortgage. In addition to the foregoing, if Landlord enters into a ground lease with regard to the Premises and such ground lessee requires this Lease to be subordinated to such ground lease, the ground lessee and ground lessor will use commercially reasonable efforts to provide to Tenant a subordination, non-disturbance and attornment agreement in form reasonably acceptable to such ground lessee, ground lessor, any beneficiary of ground lessee, and to Tenant.

         18. RIGHT OF ENTRY: Subject to reasonable prior notice to Tenant (except in emergen cies), Tenant grants Landlord or its agents the right to enter the Premises at all reasonable times to (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or tenants, or to the ground or underlying lessors; (iii) post notices of nonresponsibility; (iv) perform Landlord's repair obligations under this Lease with respect to the Premises or the Building; or
(v) perform services required of Landlord. Landlord shall make any such entries without the abatement of Rent and may take such reasonable steps as required to accomplish the stated purposes. Landlord shall have the right to use any and all means landlord deems reasonably necessary to enter the Premises in an emergency. Tenant hereby waives any claim from damages or for any injury or inconve nience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the sole active gross negligence or willful misconduct of Landlord or its authorized representatives.

         19. ESTOPPEL CERTIFICATE: Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within ten
(10) days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowl edge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three month's Rent has been paid in advance. Failure by Tenant to so deliver such certified estoppel certificate shall be a material default of the provisions of this Lease. Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise (including court costs and attorneys' fees), arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate.

         20. TENANT'S DEFAULT: The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default by Tenant of the provisions of this Lease:

              20.1 The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

              20.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder on the date said payment is due;

              20.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease )(except failure to make any payment of Rent and/or Additional Rent or any other payment required hereunder, which shall be governed by the terms of Section 20.2 above, and any failures to observe, perform or comply with any of the conditions, covenants or provisions of this Lease referred to in Sections 20.1 and 20.4 through 20.7, which shall be governed by the terms of those Sections, respectively) and such failure is not cured within the time period required under this Section 20.3. Tenant shall not be deemed in breach or default of this Lease unless Tenant fails within a reasonable time to perform an obligation required to be performed by Tenant hereunder. For purposes of this provision, a reasonable time to perform an obligation required to be performed by Tenant hereunder. For purposes of this provision, a reasonable time shall be fifteen (15) days after receipt by Tenant of written notice specifying the nature of the obligation Tenant has not performed; provided, however, that if the nature of Tenant's obligation is such that more than fifteen (15) days after receipt of written notice, is reasonably necessary for its performance, then Tenant shall not be in breach or default of this Lease if performance of such obligation is commenced within such fifteen
(15) day period and thereafter diligently pursued to completion.

              20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of any involun tary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets. Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

              20.5 Tenant's use or storage of Hazardous Materials in, on or about the Premises or the Building other than as expressly permitted by the provisions of Section 29 below;

              20.6 The making of any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease; or

              20.7 A material adverse change in the financial condition of Tenant or an affiliated entity of Tenant which may adversely affect Tenant's ability to perform all or any portion of its obligations under this Lease.

         21. REMEDIES FOR TENANT'S DEFAULT:

              21.1 LANDLORD'S RIGHTS: In the event of Tenant's default under this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means, in which case, upon delivery of written notice by Landlord, this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord or exercise of any other rights or remedies pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating and further improving the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of: first, any indebtedness from Tenant to Landlord other than Base Rent; Operating Expenses and Tax Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses and Tax Expenses, and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducing the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining Term of this Lease. No act by Landlord other than giving written notice of termination to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

              21.2 DAMAGES RECOVERABLE: If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or default under this Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited to, repayment of past due Rent with interest at the Interest Rate set forth in Section 8, the portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (hereinafter defined) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" as utilized herein shall be computed by allowing interest at the rate of 10 percent (10%) per annum.

              21.3 RIGHTS AND REMEDIES CUMULATIVE: The foregoing rights and remedies of Landlord are not exclusive, they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease, any and all Base Rent waived by Landlord under
Section 3 above shall be immediately due and payable to Landlord and all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

              21.4 WAIVER OF A DEFAULT: The waiver by Landlord of any default of any provision of this Lease shall not be deemed or construed a waiver of any other default by Tenant hereunder or of any subsequent default of this Lease, except for the default specified in the waiver.

         22. HOLDING OVER: If Tenant holds possession of the Premises after the expiration of the Term of this Lease with or without Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provision of this Lease, provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease Term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional fifty percent (50%) increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy pursuant to this Section shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This Section shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.

         23. LANDLORD'S DEFAULT: Landlord shall not be deemed in breach or default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice from Tenant specifying the nature of the obligation Tenant alleges Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

         24. PARKING: Tenant shall have the right, during the Term of this Lease, to use all of the parking spaces available on or about the Premises.

         25. SALE OF PREMISES: In the event of any sale of the Premises or the Land by Landlord or the cessation otherwise of Landlord's interest therein, Landlord shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder accruing from or after the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease accruing from and after the effective date of such sale. For purposes of this Section 25, the term "Landlord" means only the original Landlord executing this Lease as of the date on which Tenant executes this lease. A ground lease or similar long term lease by Landlord of the entire Premises shall be deemed a sale within the meaning of this Section 25. Tenant agrees to attorn to such new owner pursuant to the terms and conditions of this Lease

(including, any new owner via foreclosure pursuant to the terms of Section 17) provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of any of the provisions of this Lease.

         26. WAIVER: No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         27. CASUALTY DAMAGE:

              27.1 REPAIR OF DAMAGE TO PREMISES BY LANDLORD: If the Premises or any part thereof shall be damaged by fire, earthquake or other casualty in the nature of acts of God, Tenant shall give prompt written notice thereof to Landlord. In the event of any such casualty damage, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Section 27, restore the Landlord Repair Items, and subject to Landlord's receipt of Tenant's insurance proceeds and/or construction pursuant to the next sentence, all tenant improvements and systems and equipment of the Building and other portions of the Premises which are otherwise Tenant's obligation to repair pursuant to Section 11.1 above (but excluding Tenant's fixtures, furniture, equipment and personal property). Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's physical damage and property damage insurance required under Section 12.1(v) of this Lease (excluding, however, proceeds payable with respect to any damage to Tenant's personal property, trade fixtures and inventory in or on the Premises). Such restoration by Landlord shall be to substantially the same condition of such items prior to the casualty, except for modifications required by zoning and building laws and other laws or by the holder of a mortgage on the Premises, or the lessor of a ground or underlying lease with respect to the Premises and/or the Building. If Landlord repairs any items pursuant to this Section 27.1 and the cost of such repair by Landlord exceeds the amount of insurance proceeds therefor received by Landlord from Landlord's insurance carrier and Tenant's insurance carrier, as assigned by Tenant as described above, the cost of such repairs shall be paid by Tenant on a progress-payment basis during Landlord's repair of the damage. Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof, provided, however, that if such fire or other casualty shall have damaged the portions of the Premises necessary to Tenant's occu pancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's Representatives, Landlord shall allow Tenant a proportionate abatement of Rent during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof. In addition, if the Building or any other portion of the Premises is damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building and Premises caused thereby (including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance proceeds. In the event the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty
(30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder except for those obligations expressly intended to survive any such termination of this Lease.

              27.2 MAJOR DAMAGE TO THE PREMISES; LANDLORD'S OPTION TO REPAIR:
Notwithstanding the terms of Section 27.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises and/or the Building and instead terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of damage, such notice to include a termination date giving Tenant up to ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building and/or the Premises shall be damaged by fire or other casualty or cause, and one or more of the following conditions is present: (i) the repair of such damage cannot, in the reasonable opinion of Landlord's architect given within such ninety (90) day notice period set forth above, be completed within one hundred twenty (120) days of the date of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or the Premises or ground lessor with respect to the Premises shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; or (iii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies or Tenant's insurance policies; provided, however, that (A) if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, (B) the damage constitutes a "Tenant Damage Event" (as defined below), and (C) the repair of such damage cannot, in the reasonable opinion of Landlord's architect, given within such ninety (90) day notice period set forth above, be completed within one hundred twenty (120) days after the date of such damage, then Tenant may elect within ten (10) days after Tenant's receipt of such architect's opinion, to terminate this Lease by written notice to Landlord effective as of the date of such termination notice. As used herein, a "Tenant Damage Event" shall mean damage to all or any part of the Building or the Premises by fire or other casualty, which damage is not the result of the negligence or willful misconduct of Tenant or any of Tenant's Representatives, and which damage substantially interferes with Tenant's use of or access to the Building.

              27.3 WAIVER OF STATUTORY PROVISIONS: The provisions of this Lease, including this Section 27, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Building or Premises, and any statute or regulation of the State of Colorado with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Building or Premises.

         28. CONDEMNATION: If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), the Tenant or Landlord may terminate this Lease as of the date when Tenant vacates the Premises in response to such condemnation and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemna tion and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

         29. ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS:

              29.1 HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE: Prior to executing this Lease, Tenant has completed, executed and delivered to landlord Tenant's initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as EXHIBIT C and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial HazMat Certificate is true and correct and accurately describes and use(s) of Hazardous Materials which Tenant intends to make and/or use on the Premises subject to obtaining Landlord's prior written consent and Tenant's compliance with all of the provisions of this Section 29. Tenant shall, commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a Hazardous Materials Disclosure Certificate (the "HazMat Certificate") describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as EXHIBIT C.

              29.2 DEFINITION OF HAZARDOUS MATERIALS: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutant or contaminants, which are or become regulated by any Environ mental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive character istics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises or any surrounding property, or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

              29.3 PROHIBITION: ENVIRONMENTAL LAWS: Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto, which consent may be given or withheld in Landlord's sole discretion. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazard ous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investiga tions to determine whether Tenant is in compliance with the provisions of this Section 29, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises. The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if any contamination is revealed by such inspections, tests and investiga tions and Landlord reasonably determines that Landlord is not responsible for such contamina tion. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of its representatives for any use, storage, disposal or remediation of Hazardous Materials (other than Landlord's), it being understood that Tenant shall be solely responsible for all liability in connection therewith.

              29.4 TENANT'S ENVIRONMENTAL OBLIGATIONS: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasability studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials, except to the extent such Hazardous Materials were brought or caused to be brought in, on or about the Premises by Landlord, such that the affected portions of the Premises and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Premises or the surrounding property. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises after the satisfactory completion of such work.

              29.5 ENVIRONMENTAL INDEMNITY: In addition to Tenant's obligations as set forth hereinabove, Tenant and Tenant's officers directors agree to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnities harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of the Premises or any portion thereof, damages for the loss of or restriction on the use of rentable or usable space and from any adverse impact of Landlord's marketing of the Premises or any portion thereof, suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about the Premises or any portion thereof, except to the extent that such Hazardous Materials were brought or caused to brought on, in or about the Premises by Landlord. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant and Tenant's officers and directors from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 29.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

              29.6 SURVIVAL: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation all Environmental Laws at the expiration or earlier termination of this Lease, then in Landlord's sole discretion, Landlord may require Tenant to hold over possession of the Premise until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed prior to the appearance of such Hazardous Materials in accordance with the provisions of this Section 29, except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease.

         30. FINANCIAL STATEMENTS: Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon the Premises or any portion thereof, or any prospective purchaser of the Building or the Premises or any portion thereof, within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in default of this Lease, shall deliver to Landlord the then current unaudited condensed financial statements of Tenant and audited consolidated financial statements of Tenants parent company which audited consolidated financial statements of Tenant's parent company shall present fairly the financial condition of Tenant's parent company at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant. Any and all options granted to Tenant hereunder shall be subject to and conditioned upon Landlord's reasonable approval of Tenant's financial condition at the time of Tenant's exercise of any such option.

         31. GENERAL PROVISIONS:

              31.1 TIME: Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

              31.2 SUCCESSORS AND ASSIGNS: The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

              31.3 RECORDATION: Tenant shall not record this Lease. Tenant shall not record a short form memorandum hereof without the prior written consent of the Landlord.

              31.4 LANDLORD'S PERSONAL LIABILITY: The liability of Landlord (which, for purposes of this Lease, shall include Landlord and the owner of the Premises if other than Landlord) to Tenant under this Lease (including as a result of any default by Landlord under the terms of this Lease) shall be limited to the actual interest of Landlord and its present or future partners or members in the Premises, and Tenant agrees to look solely to Landlord's interest in the Premises for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, sharehold ers, agents or employees of Landlord (including, without limitation, any property management company of Landlord); it being intended that Landlord and the individual partners, members, directors, officers, shareholders, agents and employees of Landlord (including, without limitation, any property management company of Landlord) shall not be personally liable in any manner whatsoever under this Lease, including for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Premises, and Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder upon transfer of Landlord's interest in the Premises.

              31.5 SEPARABILITY: Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

              31.6 CHOICE OF LAW: This Lease shall be governed by, and construed in accordance with the laws of the State of Colorado. The State of Colorado shall be the sole venue for any disputes between the parties hereto arising under this Lease, and any actions, proceedings, or counterclaims brought by either of the parties hereto against the other shall be brought exclusively in the Colorado courts.

              31.7 ATTORNEYS' FEES: In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

              31.8 ENTIRE AGREEMENT: This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party, that is not in writing and signed by all parties to this Lease, shall be binding.

              31.9 WARRANTY OF AUTHORITY: On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the Colorado Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Tenant hereby warrants that this Lease is valid and binding upon Tenant and enforceable against Tenant in accordance with its terms.

              31.10 NOTICES: any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; or (c) by overnight courier, addressed to WHLNF Real Estate Limited Partnership, c/o Lincoln Property Company Management Services, Inc., 101 Lincoln Centre Drive, Fourth Floor, Foster City, Colorado 94404-1167, with a copy to Lincoln Property Company Management Services, Inc., 1401 17th Street, Suite 550, Denver, Colorado 80202. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent:
(i) by United States mail, certified and postage prepaid; or (ii) by personal delivery; or (iii) by overnight courier, all of which shall be addressed to Contracts Department at the Premises. Notice and/or demand shall be deemed given upon the third day following deposit in the United States mail as provided in this Section 31.10 or upon the date personal delivery is made.

              31.11 JOINT AND SEVERAL: If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

              31.12 COVENANTS: Landlord and Tenant covenant to observe and perform all of the terms and conditions to be observed and performed by such party under this Lease.

              31.13 WAIVER OF JURY TRIAL: The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant. Tenant's use or occupancy of the Premises and/or any claim of injury, loss or damage; any such action, proceeding or counterclaim brought by either of the parties hereto against the other shall instead proceed by bench trial in the applicable court, or otherwise as may be ordered by such court.

              31.14 COUNTERCLAIMS: In the event Landlord commences any proceedings for nonpayment of Rent, Additional Rent, or any other sums or amounts due hereunder, Tenant shall not interpose any counterclaim of whatever nature or description in any such proceedings, provided, however, nothing contained herein shall be deemed or construed as a waiver of the Tenant's right to assert such claims in any separate action brought by Tenant or the right to offset the amount of any final judgment owed by Landlord to Tenant.

              31.15 UNDERLINING: The use of underlining within the Lease is for Landlord's reference purposes only and no other meaning or emphasis is intended by this use, nor should any be inferred.

              31.16 MERGER: The voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof by Landlord and Tenant, or a termination of this Lease by Landlord for a material default by Tenant hereunder, shall not work a merger, and, at the sole option of Landlord , (i) shall terminate all or any existing subleases or subtenancies, or (ii) may operate as an assignment to Landlord of any or all of such subleases or subtenancies. Landlord's election of either or both of the foregoing options shall be exercised by delivery by Landlord of written notice thereof to Tenant and all known subtenants under any sublease.

         32. SIGNS: All signs and graphics of every kind visible in or from public view, on the exterior of the Building or on the Land shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compli ance with all Recorded Matters (including, without limitation, the CC&Rs). Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Building or Premises; and Tenant shall repair any and all damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any neon, flashing or moving sign(s) be permitted hereunder. Tenant further agrees to maintain, at Tenant's sole cost and expense, any such sign, awning, canopy, advertising matter, lettering, decoration currently located on or about the Premises or other thing as may be placed on or about the Premises by Tenant and approved by Landlord pursuant to this Section 32 in good condition and repair at all times.

         33. MORTGAGEE PROTECTION: Upon any default on the part of Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mort gagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be less than sixty
(60) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above.

Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determin ing whether an event of default exists under such lender's loan to Landlord.

         34. QUITCLAIM: Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises. If Tenant fails to so deliver to Landlord such a quitclaim deed, Tenant hereby agrees that Landlord shall have the full authority and right to record such a quitclaim deed signed only by Landlord and such quitclaim deed shall be deemed conclusive and binding upon Tenant.

         35. MODIFICATIONS FOR LENDER: If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.

         36. WARRANTIES OF TENANT: Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

         37. COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT: Landlord and Tenant hereby agree and acknowledge that the Premises and/or the Building may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, as the same may have been in effect during Tenant's occupancy of the Premises under the Expired Lease, may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA").

Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA (including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA) and causing the Premises and the Building, and all improvements now or hereafter constructed therein or thereon, to be in compliance with the requirements of the ADA. If any barrier removal work or other work is required to the Building or the Premises under the ADA, then such work shall be the responsibility of Tenant and such work shall be performed by Tenant at the sole cost and expense of Tenant, unless such work affects the exterior and/or structural components of the Building or portions of the Premises outside the building, in which case Landlord shall perform the work and Tenant shall reimburse Landlord for the costs of such work within twenty
(20) days after invoice. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation or alleged violation of the ADA and the Building's or the Premises' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

         38. BROKERAGE COMMISSION: Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker identified in the Basic Lease Information, and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contracts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker, if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker in connection with this Lease shall only be payable and applicable to the extent of the initial Term of the Lease and to the extent of the Premises as same exist as of the date on which

Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker, no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the date on which Tenant executes this Lease. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker in connection with this Lease or (ii) any other form of compensation or incentive from the Broker with respect to this Lease.

         39. QUIET ENJOYMENT: Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises.

         40. LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS:
Notwith standing anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the Interest Rate set forth in Section 8.

         IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on Page (i) of this Lease.

                                     TENANT:

                                     MCDATA CORPORATION,
                                     a Delaware corporation,



                                     By:     /s/ Dee J. Perry
                                        ----------------------------------------
                                         Name: Dee J. Perry
                                              ----------------------------------
                                         Its: CFO & VP Finance and Admin.
                                             -----------------------------------


                                     By:
                                        ----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Its:
                                             -----------------------------------


                                    LANDLORD:

                                    WHLNF REAL ESTATE LIMITED PARTNERSHIP,
                                    a Delaware limited partnership,

                                    By:    Lincoln Property Company Management
                                           Services, Inc., as Manager and Agent
                                           for Landlord



                                           By:   /s/ D. Allen Palmer
                                                 -----------------------
                                           Name: D. Allen Palmer
                                           Its:  Senior Vice President

                                   ADDENDUM 1

                           OPTION TO EXTEND THE LEASE

         This Addendum 1 is incorporated as a part of that certain Lease Agreement dated September 12, 1997 (the "Lease"), by and between McDATA Corporation, a Delaware Corporation ("Tenant"), and WHLNF Real Estate Limited Partnership, a Delaware limited partnership ("Landlord"), for the leasing of those certain premises located at 310 Interlocken Parkway, Broomfield, Colorado as more particularly described in EXHIBIT A to the Lease (the "Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.


         1. GRANT OF EXTENSION OPTION. Subject to the provisions, limitations and conditions set forth in Paragraph 5 below, Tenant shall have an option ("Option") to extend the Term of the Lease for two (2) consecutive five (5) year periods (each an "Extended Term").

         2. TENANT'S OPTION NOTICE. If Landlord does not receive written notice from Tenant of its exercise of this Option on a date which is not more than three hundred sixty (360) days nor less than two hundred forty (240) days prior to the end of the initial Term of the Lease, or first Extended Term, as the case may be, (the "Option Notice"), all rights under this Addendum 1 shall automatically terminate and shall be of no further force or effect.

         3. ESTABLISHING THE INITIAL MONTHLY BASE RENT FOR THE EXTENDED TERMS. The initial monthly Base Rent for each of the Extended Terms shall be set in the following manner: The Consumer Price Index (All Items) for the Denver Metropolitan Area, published by the United States Department of Labor, Bureau of Labor Statistics ("Index") which is published three (3) months prior to the commencement date of the applicable Extended Term ("Extension Index"), shall be compared with the Index published for the month in which the initial Term commences ("Beginning Index"). The Beginning Index is hereby defined as June, 1998. If the Extension Index has increased over the Beginning Index, the Base Rent payable during the applicable Extension Term shall be set by multiplying the Base Rent of $124,002.83 by a fraction, the numerator of which is the applicable Extension Index and the denominator of which is the Beginning Index. As soon as the Base Rent for the applicable Extended Term is set, Landlord shall give Tenant notice of the amount of Base Rent for such Extended Term.

         If the Index is discontinued or revised during the Term, such other governmental index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

         In no event shall the monthly Base Rent for any Extended Term be less than the highest monthly Base Rent charged during the initial Term of the Lease, or the first Extended Term, as the case may be. Upon determination of the initial monthly Base Rent for the applicable Extended Term in accordance with the terms outlined above, Landlord and Tenant shall immediately execute, at Landlord's sole option, either the standard lease agreement then in use by Landlord, or an Amendment to this Lease. Such new lease agreement or amendment, as the case may be, shall set forth among other things, the initial monthly Base Rent for the applicable Extended Term and the actual commencement date and expiration date of the applicable Extended Term. Tenant shall have no other right to extend the Term of the Lease under this Addendum 1 unless Landlord and Tenant otherwise agree in writing.

         4. CONDITION OF PREMISES AND BROKERAGE COMMISSIONS FOR THE EXTENDED TERMS. If Tenant timely and properly exercises the applicable Option, in strict accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will be solely responsible for any and all brokerage commissions and finder's fees payable to any broker now or hereafter procured or hired by Tenant or who otherwise claims a commission based on any act or statement of Tenant ("Tenant's Broker") in connection with the applicable Option; and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees to Tenant's Broker.

         5. LIMITATIONS ON, AND CONDITIONS TO, EXTENSION OPTIONS. At Landlord's option, all rights of Tenant under any Option shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant is currently in default of any provision of the Lease; and/or (2) Tenant's financial condition is unacceptable to Landlord at the time the Option Notice is delivered to Landlord; and/or (3) Tenant has failed to properly exercise any Option in a timely manner in strict accordance with the provisions of this Addendum 1; and/or (4)

Tenant no longer has possession of all or any part of the Premises under the Lease, or if the Lease has been terminated earlier, pursuant to the terms of the Lease.

         6. TIME IS OF THE ESSENCE. Time is of the essence with respect to each and every time period described in this Addendum 1.

                                   EXHIBIT A-1

                          LEGAL DESCRIPTION OF PREMISES


         This exhibit, entitled "Premises", is and shall constitute EXHIBIT A to that certain Lease Agreement dated September 23, 1997 ("Lease"), by and between WHLNF Real Estate Limited Partnership, a Delaware limited partnership ("Landlord") and McDATA Corporation, a Delaware Corporation ("Tenant") for the leasing of certain premises located in the Interlocken Advanced Technology Environment at 310 Interlocken Parkway, Broomfield, Colorado (the "Premises").

         The Premises include the Building specified in the Base Lease Information which has the rentable square footage and has the address specified in the Base Lease Information. The legal description of the Premises is as follows:

                                   EXHIBIT A-2

                              SITE PLAN OF PREMISES

                                    EXHIBIT B

                               RULES & REGULATIONS

         This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT B to that certain Lease Agreement dated September 12, 1997 (the "Lease"), by and between WHLNF Real Estate Limited Partnership, a Delaware limited partnership ("Landlord") and McDATA Corporation, a Delaware corporation ("Tenant") for the leasing of certain premises located in the Interlocken Advanced Technology Environment, 310 Interlocken Parkway, Broomfield, Colorado (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1. No advertisement, picture of sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord.

3. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

4. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises or the Building.

5. Tenant shall park motor vehicles outside the Premises. Tenant shall not unreasonably interfere with traffic flow on or about the surrounding property.

6. Tenant shall not disturb, solicit or canvas any occupant of the surrounding property and shall cooperate to prevent same.

7. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

8. All goods, including material used to store goods, delivered to the Premises shall be immediately moved into the Building and shall not be left outside the Building overnight.

9. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the surrounding property or on streets adjacent thereto or to the Premises.

10. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

11. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

12. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort outside the Building, except for the existing nitrogen tank and trash compactor except for those other items which may be approved by Landlord. No displays or sales of merchandise shall be allowed in the parking lots or other areas of the Premises outside of the Building.

13. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises.

14. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises.

                                    EXHIBIT C

                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE


         Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:  WHLNF Real Estate Limited Partnership, a Delaware limited partnership
           c/o Lincoln Property Company Management Services, Inc.
           101 Lincoln Centre Drive, Fourth Floor
           Foster City, California  94404
           Attn:  ______________  Phone:  (415) 571-2200

Name of Prospective Tenant:           McDATA Corporation, a Delaware corporation

Mailing Address:  310 Interlocken Parkway, Broomfield, Colorado

Contact Person, Title and Telephone Number(s): Dee Perry, Chief Financial Officer (303) 460-4343

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s): Max Romero (303) 460-4275

Address of (Prospective) Premises: 310 Interlocken Parkway, Broomfield, Colorado

Length of (Prospective) Initial Term: approximately 5 years and 6 months

7.       GENERAL INFORMATION

         Describe the initial proposed operations to take place in, on or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

8.       USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

         8.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

         Wastes                       Yes [ ]         No [ ]
         Chemical Products            Yes [ ]         No [ ]
         Other                        Yes [ ]         No [ ]

         If Yes is marked, please explain.

         8.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws), and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

9.       STORAGE TANKS AND SUMPS

         9.1 Is any above or below ground storage of gasoline, diesel, petroleum or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

         Yes [ ]               No [ ]

         If yes, please explain:

10.      WASTE MANAGEMENT

         10.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

         Yes [ ]               No [ ]

         10.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

         Yes [ ]               No [ ]

                  If yes, attach a copy of the most recent report filed.

11.      WASTEWATER TREATMENT AND DISCHARGE

         11.1     Will your company discharge wastewater or other wastes to:

         storm drain?                   sewer?
         surface water?                 no wastewater or other wastes discharged

                  Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s)

         11.2     Will any such wastewater or waste be treated before discharge?

         Yes [ ]               No [ ]

                  If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

12.      AIR DISCHARGES

         12.1 Do you plan for any air filtration systems or stacks to be used in your com pany's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

         Yes [ ]               No [ ]

                  If yes, please describe:

         12.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emission permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

         Spray booth(s)                       Incinerator(s)
         Dip tank(s)                          Other (Please describe)
         Drying oven(s)                       No Equipment Requiring Air Permits

                  If yes, please describe:

13.      HAZARDOUS MATERIALS DISCLOSURES

         13.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

         Yes [ ]               No [ ]

                  If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

         13.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

         Yes [ ]               No [ ]

                  If yes, please explain:

14.      ENFORCEMENT ACTIONS AND COMPLAINTS

         14.1 With respect to Hazardous Materials or Environmental Laws, has your com pany ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for informa tion, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

         Yes [ ]               No [ ]

                  If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of
                  Section 29 of the signed Lease Agree ment.

         14.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

         Yes [ ]               No [ ]

                  If yes, describe any such lawsuits and attach copies of the complaint(s), cross- complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

         14.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmen tal or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

         Yes [ ]               No [ ]

                  If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

15.      PERMITS AND LICENSES

         15.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its pro posed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement, and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the Term, and any renewals thereof, of the Lease Agreement.

         I (print name) ________________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(PROSPECTIVE) Tenant

McDATA CORPORATION,
a Delaware corporation


By:
     -------------------------------------
     Title:                                 Date:
           -------------------------------       -------------------------------

By:
     -------------------------------------
     Title:                                 Date:
           -------------------------------       -------------------------------

                                    EXHIBIT D

                               TENANT CERTIFICATE

--------------------------------------------------------------------------------
       Please complete all of the blanks with the appropriate information
--------------------------------------------------------------------------------





LEASED PREMISES:           That certain real property more particularly
                           described on EXHIBIT A attached hereto, together with all improvements located thereon, including that certain building known as the McDATA Building (the
                           "Building") containing approxi mately 121,970 rentable square feet of space, and the surface parking areas, driveways, sidewalks, walkways, accessways, landscaping and land surrounding the Building (the "LEASED PREMISES")

LANDLORD/BORROWER:         WHLNF Real Estate Limited Partnership, a Delaware
                           limited partnership (the "LANDLORD")

TENANT:                    McDATA Corporation, a Delaware corporation (the
                           "TENANT")

LEASE DATED: September 12, 1997 (the "LEASE") [references herein to "Lease" shall until June 16, 1998, also mean the Expired Lease described in Section 2 of the Lease, pursuant to which Tenant is leasing the Leased Premises until June 16, 1998].

TENANT'S NOTICE ADDRESS:   310 Interlocken Parkway
                           Broomfield, Colorado 80021

DATE:                      September 12, 1997

         GENERAL ELECTRIC CAPITAL CORPORATION ("GECC") has made or is about to make a loan (the "LOAN") to the Landlord which will be secured by a mortgage or deed of trust and security agreement (the "DEED OF TRUST"), covering the real property described on EXHIBIT A and the buildings and improvements located thereon (collectively, the "REAL PROPERTY"). In connection with the making of the Loan, GECC has requested that the Tenant complete this Tenant Certificate with the appropriate information as it pertains to the Tenant's lease and to agree to the requirements set forth herein.

         The undersigned, Tenant, hereby certifies to and agrees with GECC, as to the following:

                             ACKNOWLEDGMENT OF LEASE

16. Tenant has accepted possession of the Leased Premises and the Building, the Building contains approximately 121,970 square feet of Rentable Area. The term of the Expired Lease will terminate on June 16, 1998. The term of the Lease which follows the expiration of the Expired Lease is for approximately five (5) years and six (6) months, and shall commence on June 17, 1998 as set forth in the Lease, and expire on Decem ber 31, 2003 (subject to extension pursuant to Addendum 1 attached to the Lease).

17. The minimum monthly Base Rent presently payable under the Lease from and after June 17, 1998 will be $124,002.83.

18. No rent or other sum which is payable under the Lease has been paid by or on behalf of Tenant more than one (1) month in advance, except as expressly disclosed on EXHIBIT B attached hereto.

19. The Lease is valid and in full force and effect, and, to the best of Tenant's knowledge, neither Landlord nor Tenant is in default thereunder, except as expressly disclosed on EXHIBIT C attached hereto.

20. Any improvements required by the Lease to be made by Landlord have been completed to the full satisfaction of Tenant, except as expressly disclosed on EXHIBIT D attached hereto.

21. The Lease has not been assigned, modified, supplemented or amended in any way (except as expressly described on EXHIBIT E attached hereto). Tenant shall not enter into any assignment, modification, supplement or amendment to the Lease without the prior written consent of GECC. The Lease constitutes the entire agreement between the parties and there are no other agreements (including any letter agreements) between Landlord and Tenant concerning the Leased Premises (except as expressly described on EXHIBIT E attached hereto). Tenant shall not, without obtaining the prior written consent of GECC, (a) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of the due dates thereof, (b) volun tarily surrender the Leased Premises or terminate the Lease without cause, or
         (c) assign the Lease or sublet the Leased Premises other than pursuant to the provisions of the Lease.

                                  SUBORDINATION

22. The Lease (including, without limitation, all rights to insurance proceeds and condem nation awards, any rights of first refusal, options to purchase, and any other rights granted to Tenant pursuant to the Lease) is, and shall at all times continue to be, subject and subordinate in each and every respect, to (a) the Deed of Trust and to any and all liens, security interests, rights and any other interest created thereby and to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Deed of Trust and the Loan, and (b) any additional financing of the Real Property or portions thereof provided by GECC and the liens and security interests under the documents evidencing and securing such additional financing, and to any increases therein or supplements thereto.

                                 NON-DISTURBANCE

23. So long as the Lease is in full force and effect and Tenant is not in default in the payment of rent, additional rent, taxes, utility charges or other sums payable by Tenant under the terms of the Lease, or under any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed (beyond the period, if any, specified in the Lease within which Tenant may cure such default) (a) Tenant's possession of the Leased Premises under the Lease shall not be disturbed or interfered with by GECC in the exercise of any of its rights under the Deed of Trust, including any foreclosure, and (b) GECC will not join Tenant as a party defendant for the purpose of terminating Tenant's interest and estate under the Lease in any proceeding for foreclosure of the Deed of Trust.

                                   ATTORNMENT

24. If, at any time GECC (or any person, or such person's successors or assigns, who acquire the interest of the Landlord under the Lease through foreclosure action of the Deed of Trust, or upon a transfer of the Real Property by conveyance in lieu of foreclosure, or otherwise) shall succeed to the rights of the Landlord under the Lease as a result of a default or event of default under the Mortgage, and if the Tenant is not then in default under the Lease (beyond the time permitted therein, if any, to cure such default), then (a) the Lease shall not terminate, (b) upon receipt by Tenant of written notice of such succession, Tenant shall attorn to and recognize such person as succeed ing to the rights of the Landlord under the Lease (herein sometimes called "SUCCESSOR LANDLORD"), upon the terms and conditions of the Lease, and (c) Successor Landlord shall accept such attornment and recognize Tenant as the Successor Landlord's tenant under the Lease. Upon such attornment and recognition, the Lease shall continue in full force and effect as, or as if it were, a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants (including any right under the Lease on the part of the Tenant to extend the term of the Lease) as are set forth in the Lease and which shall be applicable after such attornment and recognition. Notwithstanding anything to the contrary set forth herein, GECC or such Successor Landlord shall not be (i) liable for any act or omission of any previous landlord, including the Landlord, (ii) subject to any offset, defense or counterclaim which Tenant might be entitled to assert against any previous landlord, including the Landlord, (iii) bound by any payment of rent or additional rent made by the Tenant to any previous landlord (including the Landlord) for more than one (1) month in advance, unless the same was paid to and received by the Successor Landlord, (iv) bound by any amend ment or modification of the Lease hereafter made without the written consent of GECC, or (v) liable for any deposit that Tenant may have given to any previous landlord (including the Landlord) which has not been transferred to the Successor Landlord. Further, notwithstanding anything to the contrary set forth herein, the liability of GECC for any obligations under the Lease shall be limited to GECC's interest in the Real Property. GECC shall not have any liability or responsibility under or pursuant to the terms of the Lease after it ceases to own an interest in or to the Real Property.

25. The provisions of this Tenant Certificate regarding attornment by Tenant shall be self- operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of GECC or of any Succes sor Landlord, any instrument or certificate which, in the reasonable judgment of GECC or such Successor Landlord may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornmnent, including, if requested, a new lease of the Leased Premises on the same terms and conditions as the Lease.

                               HAZARDOUS MATERIALS

26. Tenant shall neither suffer nor itself manufacture, store, handle, transport, dispose of, spill, leak or dump any toxic or hazardous waste, waste product or substance (as they may be defined in any federal or state statute, rule or regulation pertaining to or governing such wastes, waste products or substances) on the Leased Premises or on any property in the vicinity of the Leased Premises at any time during the term (including any renewal term) of the Lease and during Tenant's occupancy of the Leased Premises.

                                     NOTICE

27. Tenant hereby acknowledges and agrees that: (a) from and after the date hereof in the event of any act or omission of Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction. Tenant will not exercise any such right (i) until it has given written notice of such act or omission to GECC and (ii) until the expiration of thirty (30) days following such giving of notice to GECC in which time period GECC shall be entitled to cure any such act or omissions of Landlord; (b) Tenant shall send to Landlord all copies of any such default, notice or statement under the Lease at the same time such notice is sent to Landlord; and (c) if GECC notifies Tenant of a default under the Deed of Trust and demands that Tenant pay its rent and all other sums due under the Lease to GECC, Tenant shall honor such demand and pay its rent and all of the sums due under the Lease directly to GECC or as otherwise required pursuant to such notice.

         All notices and other communications from Tenant to GECC shall be in writing and shall be delivered or mailed by registered mail, postage paid, return receipt requested, or delivered by an overnight courier, addressed to GECC at

                    General Electric Capital Corporation
                    13355 Noel Road, Suite 2000
                    One Gallery Tower, LB 54
                    Dallas, TX 75240
                    Attention:  Senior Investment Manager
                    Re:  Loan No.
                                 ------------------------

         or at such other address as GECC, any successor, purchaser or transferee shall furnish to the Tenant in writing.

         This Tenant Certificate is being executed and delivered by Tenant to induce GECC to make the Loan which is to be secured in part by an assignment to GECC of Landlord's interest in the Lease and with the intent and understanding that the above statements will be relied upon by GECC. This Tenant Certificate shall inure to the benefit of and be binding upon the parties hereto, their successors and permitted assigns, and any purchaser or purchasers at foreclosure of the Real Property, and their respective heirs, personal representatives, successors and assigns.


TENANT,

McDATA Corporation,
a Delaware corporation

By:                                          (Please sign name)
    ----------------------------------------
Name:                                        (Please print name)
      --------------------------------------
Title:                                       (Please print title within Company)
       -------------------------------------
Date:                                        (Please print date of execution)
      --------------------------------------

By:                                          (Please sign name)
    ----------------------------------------
Name:                                        (Please print name)
      --------------------------------------

Title:                                       (Please print title within Company)
       -------------------------------------
Date:                                        (Please print date of execution)
      --------------------------------------

GECC

GENERAL ELECTRIC CAPITAL CORPORATION, a
New York Corporation

By:
     --------------------------------------------
     Its:
         ----------------------------------------
     Title:
           --------------------------------------
     Date:
          ---------------------------------------

                             EXHIBIT A TO EXHIBIT D

                     LEGAL DESCRIPTION OF THE REAL PROPERTY

        LOT 3, BLOCK 1, INTERLOCKEN FILLING 1 REPLAT, COUNTY OF BOULDER,
                               STATE OF COLORADO

                             EXHIBIT B TO EXHIBIT D

                                  PREPAID RENTS

         Please describe below all rental payments that have been paid to the Landlord in advance of the due date.

                             EXHIBIT C TO EXHIBIT D

                              OUTSTANDING DEFAULTS

         Please describe any current and on-going default of the Tenant.



         Please describe any current and on-going default of the Landlord.

                             EXHIBIT D TO EXHIBIT D

                            OUTSTANDING IMPROVEMENTS

         Please describe below any improvements that were not completed by Landlord as required in the Lease or any outstanding sums for tenant improvement work for which the Landlord was required to but has not reimbursed the Tenant.

                             EXHIBIT E TO EXHIBIT D

                             AMENDMENTS TO THE LEASE

         Please describe below any and all amendments to the Lease (including any letter agreements).

                            FIRST AMENDMENT TO LEASE

                  This FIRST AMENDMENT TO LEASE ("First Amendment") is made and entered into effective as of January 11, 1999, by and between WHLNF REAL ESTATE LIMITED PARTNER SHIP, a Delaware limited partnership ("Landlord"), and MCDATA CORPORATION, a Delaware corporation ("Tenant").

                                R E C I T A L S :
                                -----------------

                  A. Landlord and Tenant entered into that certain Lease Agreement dated as of September 12, 1997 for the use and occupancy by Tenant of certain Premises (as defined in the Lease) located at 310 Interlocken Parkway in Broomfield, Colorado.

                  B. Landlord and Tenant desire to amend the Lease in certain respects as hereinafter provided.

                  NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. CAPITALIZED TERMS. Except as otherwise expressly provided herein to the contrary, all capitalized terms used in this First Amendment shall have the same meanings given such terms in the Lease.

                  2. GUARANTY OF LEASE. Concurrently with the execution of this First Amendment, Tenant shall deliver to Landlord a Guaranty of Lease in the form of EXHIBIT "A" attached hereto, duly executed by EMC2 Corporation ("Guarantor").

                  3. NOTICES. Tenant's address for notice under Section 31.10 of the Lease is hereby modified such that copies of all notices sent to Tenant shall also be sent to Guarantor at the following address:

                           EMC2 Corporation
                           35 Parkwood Drive
                           Hopkinson, Massachusetts 01748-1659
                           Attention:  General Counsel

                  4. CURE OF NON-MONETARY DEFAULTS. Section 20.3 of the Lease shall be revised so that all references to the phrase "fifteen (15)" in Section
20.3 shall be deleted and replaced with "forty- five (45)."

                  5. CONSENTS. Tenant acknowledges and agrees that notwithstanding any provision of Article 15 of the Lease to the contrary, it shall be reasonable for Landlord to withhold its consent

(and Landlord may withhold such consent) to any proposed assignment or sublease by Tenant of all or any part of the Lease or the Premises until Tenant provides to Landlord a copy of Guarantor's written consent to such assignment or sublease. Tenant and Landlord agree that Guarantor shall not be bound to any lease term extension unless Guarantor has given its prior written approval to such lease term extension.

                  6. NO FURTHER MODIFICATION. Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

                  IN WITNESS WHEREOF, this First Amendment to Lease has been executed as of the date first above written.

                                  LANDLORD:

                                  WHLNF REAL ESTATE LIMITED
                                  PARTNERSHIP,
                                  a Delaware limited partnership

                                  By: Legacy Partners Commercial, Inc., a Texas
                                      corporation, as Manager and Agent for Land
                                      lord

                                      By:        /s/ D. Allen Palmer
                                               ---------------------
                                      Name:    D. Allen Palmer
                                      Its:     Senior Vice President


                                  TENANT:

                                  MCDATA CORPORATION,
                                  a Delaware corporation

                                  By:  /s/ Dee J. Perry
                                     ----------------------------------
                                      Name:  Dee J. Perry
                                           ----------------------------
                                      Its:   CFO, VP Finance and Admin.
                                          -----------------------------

                                  By:
                                     ----------------------------------
                                      Name:
                                           ----------------------------
                                      Its:
                                          -----------------------------

                                    EXHIBIT A


                                GUARANTY OF LEASE

         WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and MCDATA CORPORATION, a Delaware corporation ("Tenant"), entered into that certain Lease Agreement dated as of September 12, 1997 as amended by that certain First Amendment dated as of January 11, 1999 (collectively, the "Lease"), whereby Landlord leased to Tenant and Tenant leased from Landlord those certain Premises commonly known as 310 Interlocken Parkway, Broom field, Colorado 80021. Landlord requires that EMC2 CORPORATION (the "Guarantor") execute and deliver this Guaranty to Landlord.

         NOW, THEREFORE, in consideration for Guarantor's business affiliation with Tenant and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

         1. Guarantor hereby absolutely, irrevocably and unconditionally guaranties for the benefits of Landlord and its successors and assigns until the Lease expiration date of December 31, 2003, as the same may be extended in accordance with the provisions of the Approved Amendments (defined below), the full and timely performance of each and all of the terms, covenants and obligations of the Lease to be kept and performed by Tenant thereunder, including, without limitation, payment of all rent, expenses and charges payable by Tenant thereunder. If Landlord disposes of its interest in the Lease, "Landlord," as used in this Guaranty, shall mean Landlord's successors in interest and assigns. Guarantor's obligations hereunder shall not be assigned or delegated.

         2. Guarantor hereby waives notice of or the giving of its consent to any amendments which may hereafter be made to the terms of the Lease, but only with respect to those amendments (collectively, the "Approved Amendments") which do not materially increase the rent or other existing obligations of the Tenant under the Lease or otherwise materially adversely affect the existing rights of the Tenant under the Lease, and this Guaranty shall guarantee the performance of the Lease as amended by any such Approved Amendments, or any other amendments consented to by Guarantor; provided, however, no lease term extension shall be binding on Guarantor unless prior written approval has been made by Guarantor. In addition, no action which Landlord may take or omit to take in connection with the Lease and no course of dealing with Tenant or any other person (including, without limitation, any amendment or waiver of any provisions of the Lease or any settlement of any amount due under the Lease), shall relieve Guarantor's obligations hereunder, affect this Guaranty in any way, or afford Guarantor any recourse against Landlord.

         3. Subject to the notice requirements in the Lease, Guarantor expressly waives notice of acceptance of this Guaranty, presentment for payment or performance of the Lease, nonpayment or nonperformance of the Lease, protest and notice of protest, demand, notice of dishonor, notice of any and all proceedings to collect amounts due under such agreements and to enforce any security given therefor, and diligence in collecting sums due under such agreements or any liability under this Guaranty. Guarantor further waives the following: (a) any defense by reason of any disability of Tenant; (b) any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution, subrogation or any other rights or remedies of Guarantor against Tenant, whether resulting from Landlord's election to exercise certain rights or remedies it may have against Tenant, or otherwise; and (c) any defense to the obligations of Guarantor under this Guaranty arising from any bankruptcy proceedings against Tenant, including, but not limited to, those arising from Landlord's exercise of its right to file a claim in such proceedings, or the exercise of any trustee's powers under Federal Bankruptcy Code Sections 364 and 365. Until all of Tenant's obligations to Landlord have been discharged in full, Guarantor shall have no right of subrogation against Tenant or the right to assert any defenses of Tenant under the Lease.

         4. In the event of any default in the performance of Tenant's obligations under the Lease, Landlord shall have the right to enforce its rights under this Guaranty and/or its rights against Tenant, in any order, it being agreed that all remedies available to Landlord under the Lease and this Guaranty shall be nonexclusive. Landlord may enforce its rights under this Guaranty without first proceeding against or joining Tenant or any other person, and without applying or enforcing any security for the Lease. Guarantor hereby waives any rights that Guarantor may have to compel Landlord to proceed against Tenant or against any security from Tenant or to participate in any such security. Guarantor hereby authorizes Landlord in its sole discretion, with notice to Guarantor, to exercise any right or remedy which Landlord may have, even though any rights which Guarantor may have against Tenant or others may be diminished or destroyed by the exercise or election to exercise any such remedy.

         5. If Landlord is required to enforce Guarantor's obligations by legal proceedings, Guarantor shall pay to Landlord all costs incurred, including, without limitation, Landlord's reasonable attorneys' fees and all costs and other expenses incurred in any collection or attempted collection or in any negotiations relative to the obligations hereby guaranteed, or in enforcing this Guaranty against Guarantor.

         6. This Guaranty shall be construed and enforced in accordance with the laws of the State of Colorado. Guarantor hereby irrevocably consents to the jurisdiction of the State of Colorado, and agrees that any court of competent jurisdiction sitting in Denver County, Colorado, shall be an appropriate and convenient place of venue, and shall be the sole place of venue, to resolve any dispute with respect to this Guaranty.

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first written above.

        "GUARANTOR"                   EMC2 CORPORATION

                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                      By:
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                        3